UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2007

Chart Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50412	34-1712937
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio		44125
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(440) 753-1490

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2007, Chart Energy & Chemicals, Inc. ("Chart E&C"), which is a wholly owned indirect subsidiary of Chart Industries, Inc. (the "Company"), and Local Lodge 2191 of District Lodge 66 of The International Association of Machinists and Aerospace Workers (the "Union") entered into a new three-year collective bargaining agreement (the "Collective Bargaining Agreement"), which replaces the previous bargaining agreement between Chart E&C and the Union that expired on February 3, 2007. The Collective Bargaining Agreement, which presently covers approximately 320 production and maintenance workers at the Chart E&C facility in La Crosse, Wisconsin, was ratified on February 7, 2007. The three-year term will extend from February 4, 2007 to February 6, 2010. The Collective Bargaining Agreement includes terms customary in collective bargaining agreements and is substantially similar to the previous collective bargaining agreement between Chart E&C and the Union, which was previously filed with the Securities and Exchange Commission as Exhibit 10.8 to the Company's registration statement on Form S-1 (file no. 333-133254), with changes from the previous agreement related to wages, health and welfare plan benefit options, retirement benefits, the addition of a voluntary fourth production shift and other terms customary in collective bargaining agreements.

Item 7.01 Regulation FD Disclosure.

On February 7, 2007, the Company issued a press release announcing ratification by the local union of a new three-year collective bargaining agreement with the Company's Energy & Chemicals facility in La Crosse, Wisconsin. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1. All information in the press release is furnished and shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1 Chart Industries, Inc. Press Release, dated February 7, 2007, announcing a new three-year collective bargaining agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

February 8, 2007	By:	/s/ Matthew J. Klaben

Name: Matthew J. Klaben
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Chart Industries, Inc. Press Release, dated February 7, 2007, announcing a new three-year collective bargaining agreement.